Nationwide Life Insurance Company: • Nationwide Variable Account - 6

Prospectus supplement dated May 8, 2008 to
Prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying mutual fund as an investment option under your contract.  Effective May 30, 2008, this underlying mutual fund will change names as indicated below:

OLD NAME	NEW NAME
Evergreen Variable Annuity Trust - Evergreen VA Balanced Fund: Class 1	Evergreen Variable Annuity Trust - Evergreen VA Diversified Capital Builder Fund: Class 1